--------------------------------------------------------------------------------
[CLIP ART]                                                            [CLIP ART]

                                   Municipal
                                  High Income
                                   Fund Inc.

                                                                      Quarterly
                                                                        Report

                                                                      [CLIP ART]

                                                                       July 31,
                                                                         2001
--------------------------------------------------------------------------------

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the quarterly report for the Municipal High Income Fund Inc. ("Fund") for the nine months ended July 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information useful and informative.

      During the period, the Fund distributed income dividends totaling $0.44 per share. The table below shows the annualized distribution rate and total return based on the Fund's July 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

            Price                   Annualized               Nine-Month
          Per Share            Distribution Rate(2)        Total Return(2)
         ------------          --------------------        ---------------
         $8.77 (NAV)                   6.64%                    4.20%
         $8.74 (NYSE)                  6.66%                   13.23%

      The Fund had a total return of 4.20% based on NAV and 13.23% based on its NYSE price for the nine months ended July 31, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group returned 8.86% based on NAV for the same period.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market ("NYSE") price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV and market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumed a current monthly income dividend rate of 0.0485 for twelve months. This rate is as of August 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the nine-month period ended July 31, 2001, calculated among 13 funds in the high-yield municipal debt funds category.


                                       1
================================================================================

================================== [CLIP ART] ==================================

Market and Economic Review

      During the period, the U.S. Federal Reserve Board ("Fed") reduced short-term interest rates six times in an effort to prevent the economy from slipping into recession. (Citing concerns that the economy is still showing signs of weakness, the Fed cut the Federal Funds rate 25 basis points(4) to 3.50% on August 21st, after the Fund's reporting period ended.) This brought the total of short-term rate cuts in the Fed's effort to forestall recession to full three percentage points so far in 2001.

      Yields on long-term municipal bonds, however, were little changed during the period. The Bond Buyer's 25 Revenue Bond Index ("Revenue Bond Index")(5) fluctuated only slightly over the reporting period and stood at 5.46% at the end of July.

      In the beginning of 2001, the municipal bond market has responded well to heavy new issue supply. The municipal new issue volume is up sharply compared to prior year levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing presidential battle. Second, there is often a temporary hiatus in issuance after the presidential election as a large number of new state and local leaders take office. Generally, as existing leaders refocus and new leaders begin to identify their funding needs, there is an increase in demand for capital. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of re-fundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities. Lastly, recent surveys suggest that the demand for infrastructure and related facilities continue to expand. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, have now discovered the need to resume borrowing for projects with potential long-term benefits.

Investment Strategy

      The Fund seeks high current income exempt from federal income tax(6) by generally investing in intermediate and long-term municipal bonds.

----------
(4)   A basis point is 0.01%, or one one-hundredth of a percent.
(5) The Revenue Bond Index is an index of 25 revenue bonds. Please note that an investor cannot invest directly in an index.
(6) Certain investors may be subject to the Alternative Minimum Tax (AMT), and state and local taxes may apply. Capital gains, if any, are fully taxable.


                                       2
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

================================== [CLIP ART] ==================================

      One of the ways we manage the Fund is to seek to create a built-in income stream for the long term. We have maintained a long weighted-average life in the Fund because we believe that the risk of higher inflation at the present time is negligible. In terms of maturity, we have been moving out along the yield curve(7) in order to take advantage of its positive slope. We incorporated additional call protection into the Fund by selling off some of our higher coupon bonds with shorter calls and replaced them with bonds that have a similar high coupon structure, but are not subject to early calls. We believe our greater emphasis on call protection may provide shareholders with consistent income if interest rates continue to decline. We have also maintained high average credit quality in the Fund because quality spreads(8) remained relatively narrow. Quality spreads have narrowed considerably on medium-grade paper and we are taking this opportunity to reduce the Fund's number of medium-grade bonds that have lower coupons and shorter call features. Although quality spreads on non-rated and below investment-grade bonds(9) have also narrowed, they are still considerably wider than they were the last time long-term rates were this low. We continue to selectively use our capacity to make commitments in this segment of the market. On our higher-grade bonds, we are seeking to eliminate callable bonds that have very long maturities and are trading at or close to face value in favor of modest premiums and somewhat shorter current coupons with better call protection.

Municipal Bond Market Outlook

      Interest rates are at cyclical lows, economic and market conditions continue to favor investment in fixed income instruments. We believe the weak economy provides a benign inflation outlook and we feel this latest round of rate cuts is not likely to restore consumer confidence as long as corporate earnings remain weak and companies continue to reduce their workforce. We believe the Fed will probably cut rates at least once more before year-end to bolster its already aggressive effort to stimulate the economy.

      Over the near term, we expect investors to continue shying away from equities and to remain focused on bonds as a safe haven from the weakness in stock prices. We also expect the collapse in short-term yields, with tax-exempt money funds now yielding less than two percent, to push more investors off the sidelines into longer-term bonds where they can obtain a reasonable return on their investment.


----------
(7) The yield curve is the graphical depiction of the relationship between the yield of bonds of the same credit quality but different maturities.
(8) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(9) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized organization, or are determined by the portfolio manager to be of equivalent quality.


                                       3
================================================================================

================================== [CLIP ART] ==================================

      On May 26, 2001 President Bush signed into law tax reform legislation that will phase in lower taxes through a series of tax-bracket reductions. As of July 1, 2001, the current tax-brackets of 28% and higher were reduced by 1%. Additional reductions of 1% are expected in 2004 and 2006 (the current top tax-bracket of 39.6% will be reduced by 2.6% in 2006). While this does marginally reduce the value of tax-exemption on municipals relative to taxable instruments, taxable equivalent yields on long-term municipals are still quite high and there has been no discernable impact on the municipal market to date. Although some degree of adjustment in the future certainly can't be ruled out, we believe the tax cuts are so minimal that they should not seriously erode the value of municipals.

      Thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President and
                                            Investment Officer

August 31, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


                                       4
================================================================================

================================== [CLIP ART] ==================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 28. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                       5
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Alabama -- 4.0%
$      15,000     AA-      Alabama HFA, Single-Family Housing Revenue,
                             10.500% due 12/1/02 ..............................................    $     15,318
    4,000,000     BBB-     Butler, AL IDB, Solid Waste Disposal Revenue,
                             (James River Corp. Project), 8.000% due 9/1/28 (b) ...............       4,270,720
      615,000     NR       Capstone Improvement District of Brookwood, AL,
                             7.700% due 8/15/23 ...............................................         614,963
    1,000,000     CCC      Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                             Energy Services Co. Project), 6.950% due 1/1/20 ..................          50,000
    1,000,000     NR       Rainbow City, AL Special Health Care Facility Financing
                             Authority, Series A, 8.250% due 1/1/31 ...........................         996,590
    1,000,000     AAA      West Jefferson, AL Amusement & Public Park Authority
                             Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                             with U.S. government securities to 12/1/06 Call @ 102),
                             8.000% due 12/1/26 ...............................................       1,222,580
                                                                                                   ------------
                                                                                                      7,170,171
                                                                                                   ------------
Alaska -- 0.6%
    1,055,000     NR       Alaska Industrial Development and Export Authority Revenue,
                             Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)                   1,068,156
                                                                                                   ------------
Arizona -- 3.5%
    1,500,000     NR       Casa Grande, AZ IDA Hospital Revenue, Series A,
                             7.625% due 12/1/29 ...............................................       1,521,495
    1,750,000     BB       Gila County, AZ IDA, Revenue, ASARCO Inc.,
                             5.550% due 1/1/27 ................................................       1,289,925
                           Maricopa, AZ IDA, Multi-Family Housing Revenue:
      500,000     NR         Avalon Apartment Projects, Series C, 10.000% due 4/1/30 ..........         517,080
    1,000,000     NR         Gran Victoria Housing LLC Project, Series B,
                               10.000% due 5/1/31 .............................................       1,026,570
    1,840,000     NR       Phoenix, AZ IDA, Multi-Family Housing Revenue, (Ventana
                             Palms Apartments Project), Series B, 8.000% due 10/1/34 ..........       1,869,054
                                                                                                   ------------
                                                                                                      6,224,124
                                                                                                   ------------
California -- 2.0%
    1,500,000     NR       Barona, CA Band of Mission Indians, 8.250% due 1/1/20 ..............       1,585,350
    1,865,000     Ba3*     Vallejo, CA COP, Touro University, 7.375% due 6/1/29 ...............       1,950,231
                                                                                                   ------------
                                                                                                      3,535,581
                                                                                                   ------------
Colorado -- 1.8%
    1,175,000     A        Denver, CO City & County Airport Revenue, Series A,
                             8.000% due 11/15/25 (b) ..........................................       1,191,638
    1,000,000     NR       Highline Business Improvement District, Littleton, CO,
                             Series B, 8.750% due 12/15/19 ....................................       1,045,290

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Colorado -- 1.8% (continued)
$   1,000,000     BB+      Northwest Parkway Public Highway Authority, CO Revenue,
                             Series D, 7.125% due 6/15/41 .....................................    $  1,009,600
                                                                                                   ------------
                                                                                                      3,246,528
                                                                                                   ------------
Connecticut -- 1.9%
                           Connecticut State Development Authority:
    1,735,000     NR         Aquarium Project Revenue, (Mystic Marinelife Aquarium
                               Project), Series A, 7.000% due 12/1/27 .........................       1,804,591
    1,475,000     NR         Health Care Revenue, (Independent Living Project),
                               (Pre-Refunded-- Escrowed with state & local
                               government securities to 7/1/03 Call @ 102),
                               Series B, 8.000% due 7/1/17 ....................................       1,623,164
                                                                                                   ------------
                                                                                                      3,427,755
                                                                                                   ------------
Delaware -- 0.5%
    1,000,000     NR       Sussex County, DE Assisted Living Facility Revenue,
                             (Heritage at Milford Project), 7.250% due 7/1/29 .................         855,110
                                                                                                   ------------
District of Columbia -- 0.6%
    1,000,000     A1*      District of Columbia, Tobacco Settlement Financing Corp.,
                             Asset-Backed Bonds, 6.750% due 5/15/40 ...........................       1,061,250
                                                                                                   ------------
Florida -- 5.9%
    2,000,000     NR       Capital Projects Finance Authority, Student Housing Revenue,
                             Florida University, Series A, 7.850% due 8/15/31 .................       2,049,980
    2,000,000     NR       Florida Housing Finance Corp., Multi-Family Housing
                             Revenue, (Whistlers Cove Apartment Project),
                             6.500% due 1/1/39 (b) ............................................       2,001,180
    2,750,000     NR       Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                             Project), Series A, 6.750% due 7/1/29 ............................       2,477,612
      875,000     NR       Homestead, FL IDR, Community Rehabilitation Providers
                             Program, Series A, 7.950% due 11/1/18 ............................         914,462
    2,000,000     BBB-     Martin County, FL IDA, IDR, (Indiantown Cogeneration Project),
                             Series A, 7.875% due 12/15/25 (b) ................................       2,104,660
    1,000,000     NR       Orange County, FL Health Facilities Authority Revenue, First
                             Mortgage, (GF/Orlando Inc. Project) 9.000% due 7/1/31 ............       1,019,610
                                                                                                   ------------
                                                                                                     10,567,504
                                                                                                   ------------
Georgia -- 3.4%
    1,500,000     NR       Atlanta, GA Urban Residential Finance Authority, Multi-Family
                             Housing Revenue, Park Place Apartments, Series A,
                             6.750% due 3/1/31 ................................................       1,455,135
    2,000,000     NR       Clayton County, GA Development Authority Revenue,
                             Senior Care Group Inc., (Bayberry Project), Series A,
                             6.750% due 7/1/29 ................................................       1,000,000
      500,000     NR       Fulton County, GA Residential Care Facilities, Senior Lien,
                             Series A, 7.000% due 7/1/29 ......................................         431,645

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Georgia -- 3.4% (continued)
$   1,000,000     NR       Gainesville & Hall County, GA Development Authority Revenue,
                             Senior Living Facility, Lanier Village, Series C,
                             7.250% due 11/15/29 ..............................................    $    991,530
    1,435,000     NR       Savannah, GA EDA, Revenue, Marshview Inn, Series A,
                             7.125% due 7/1/29 ................................................       1,228,130
    1,000,000     NR       Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                             Project), 8.500% due 9/1/07 ......................................       1,086,500
                                                                                                   ------------
                                                                                                      6,192,940
                                                                                                   ------------
Illinois -- 1.3%
                           Chicago, IL Board of Education:
    6,750,000     AAA        Capital Appreciation GO, (School Reform Project),
                               Series B-1, FGIC-Insured, zero coupon bond to yield
                               5.214% due 12/1/31 .............................................       1,268,055
    1,000,000     AAA        GO, Series A, MBIA-Insured, 5.500% due 12/1/28 ...................       1,026,070
                                                                                                   ------------
                                                                                                      2,294,125
                                                                                                   ------------
Indiana -- 1.8%
    2,500,000     BB-      East Chicago, Industrial PCR, (Inland Steel Co. Project No. 10),
                             6.800% due 6/1/13 ................................................       1,631,125
    1,000,000     B        Indiana State Development Finance Authority, PCR, (Inland
                             Steel Co. Project No. 13), 7.250% due 11/1/11 (b) ................         679,130
    1,000,000     NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                             Project), Series B, 7.500% due 10/1/29 ...........................         990,590
                                                                                                   ------------
                                                                                                      3,300,845
                                                                                                   ------------
Kentucky -- 0.9%
    1,500,000     BBB-     Kenton County, KY Airport Board Revenue, (Delta Airlines
                             Project), Project A, 7.500% due 2/1/20 (b) .......................       1,550,505
                                                                                                   ------------
Louisiana -- 5.6%
    1,200,000     A3*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                             Revenue, (Trunkline LNG Co. Project) ,
                             7.750% due 8/15/22 ...............................................       1,279,644
    2,000,000     NR       Louisiana Local Government Environmental Facilities,
                             Community Development Authority Revenue, St. James
                             Place, Series A, 8.000% due 11/1/25 ..............................       2,037,360
    1,500,000     NR       Louisiana Public Facilities Authority Hospital Revenue, (Lake
                             Charles Memorial Hospital Project), 8.625% due 12/1/30 ...........       1,543,935
                           Port of New Orleans, LA IDR:
                             Avondale Industries, Inc. Project:
      925,000     NR           8.250% due 6/1/04 ..............................................         984,940
    2,900,000     NR           8.500% due 6/1/14 ..............................................       3,160,797
    1,000,000     BB-        Continental Grain, Co. Project, 7.500% due 7/1/13 ................       1,031,880
                                                                                                   ------------
                                                                                                     10,038,556
                                                                                                   ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Maine -- 0.0%
                           Maine State Housing Authority, Mortgage Purchase Revenue:
$      15,000     AA         Series C-2, 7.000% due 11/15/32 (b) ..............................    $     15,758
       20,000     AA         Series D-1, 8.300% due 11/15/28 (b) ..............................          20,067
                                                                                                   ------------
                                                                                                         35,825
                                                                                                   ------------
Maryland -- 1.7%
    3,000,000     NR       Maryland State Economic Development Corporate Revenue,
                             Chesapeake Bay, Series A, 7.730% due 12/1/27 .....................       3,137,490
                                                                                                   ------------
Massachusetts -- 9.2%
    1,000,000     NR       Boston, MA Industrial Development Financing Authority
                             Revenue, (Roundhouse Hospitality LLC Project),
                             7.875% due 3/1/25 (b) ............................................       1,027,690
                           Massachusetts State Development Finance Agency Revenue:
    1,000,000     NR         Alliance Health Care Facility, Series A, 7.100% due 7/1/32 .......         930,630
    1,000,000     NR         Briarwood, Series B, 8.250% due 12/1/30 ..........................       1,007,850
                           Massachusetts State Health & Educational Facilities
                             Authority Revenue:
    1,000,000     AAA          Beth Israel Deaconess Medical Center, Series G-4,
                                 AMBAC-Insured, Variable Rate INFLOS,
                                 7.508% due 7/1/25 (c) ........................................       1,049,650
    1,250,000     Ba2*         St. Memorial Medical Center Project, Series A,
                                 6.000% due 10/1/23 ...........................................       1,013,188
    1,680,000     A+       Massachusetts State HFA, Single-Family Housing Revenue,
                             Series 38, 7.200% due 12/1/26 (b) ................................       1,777,473
                           Massachusetts State Industrial Finance Agency Revenue:
    2,000,000     NR         Assisted Living Facility, (Marina Bay LLC Project),
                               7.500% due 12/1/27 (b) .........................................       1,974,820
                           Resource Recovery Revenue, (SEMASS Partnership Project):
    1,700,000     NR           Series A, 9.000% due 7/1/15 ....................................       1,776,364
    5,640,000     NR           Series B, 9.250% due 7/1/15 (b) ................................       5,896,620
                                                                                                   ------------
                                                                                                     16,454,285
                                                                                                   ------------
Michigan -- 3.0%
    2,000,000     BB-      Detroit, MI Local Development Finance Authority, Tax Increment,
                             Series A, 5.500% due 5/1/21 ......................................       1,745,000
                           Garden City, MI Hospital Finance Authority, Hospital Revenue
                             Garden City Hospital Obligation Group, Series A:
    2,000,000     B1*          5.625% due 9/1/10 ..............................................       1,660,000
    1,000,000     B1*          5.750% due 9/1/17 ..............................................         738,050
    2,000,000     NR       Michigan State Strategic Fund, Resource Recovery Limited
                             Obligation Revenue, Central Wayne Energy Recovery LP,
                             Series A, 6.900% due 7/1/19 (b) ..................................       1,300,000
                                                                                                   ------------
                                                                                                      5,443,050
                                                                                                   ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Minnesota -- 2.5%
$   1,000,000     NR       Minneapolis & St. Paul MN Metropolitan Airports Community
                             Special Facility Revenue, (Northwest Airlines Project),
                             Series A, 7.000% due 4/1/25 (b) ..................................    $    968,480
    2,000,000     NR       Sartell, MN Health Care & Housing Facilities Revenue,
                             (Foundation for Healthcare Project), Series A,
                             6.500% due 9/1/16 ................................................       1,843,040
    2,000,000     NR       St. Paul, MN Housing & Redevelopment Authority
                             Hospital Revenue, (Healtheast Project), Series A,
                             6.625% due 11/01/17 ..............................................       1,688,080
                                                                                                   ------------
                                                                                                      4,499,600
                                                                                                   ------------
Montana -- 2.4%
    4,530,000     NR       Montana State Board of Investment Resource Recovery
                             Revenue, (Yellowstone Energy LP Project),
                             7.000% due 12/31/19 (b) ..........................................       4,340,193
                                                                                                   ------------
New Hampshire -- 0.5%
    1,000,000     BBB-     New Hampshire Higher Educational & Health Facilities
                             Authority Revenue, New Hampshire College,
                             6.375% due 1/1/27 ................................................         964,040
                                                                                                   ------------
New Jersey -- 5.3%
    3,000,000     B1*      Camden County, NJ Improvement Authority Revenue, (Health
                             Care Redevelopment Project - Cooper Health System),
                             5.875% due 2/15/15 ...............................................       2,282,580
                           New Jersey EDA, Series A:
    1,000,000     NR         Healthcare Facility Revenue, (Sayreville Senior Living Project),
                               6.375% due 4/1/29 ..............................................         420,000
    1,000,000     NR         Retirement Community Revenue, 8.250% due 11/15/30 ................       1,024,870
                           New Jersey Health Care Facilities Financing Authority Revenue:
      735,000     Baa3*      Palisades Medical Center Obligation Group, Un-Refunded,
                               7.600% due 7/1/21 ..............................................         738,903
    2,000,000     NR         Raritan Bay Medical Center, 7.250% due 7/1/27 ....................       2,001,440
    3,000,000     BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30 ............       3,140,580
                                                                                                   ------------
                                                                                                      9,608,373
                                                                                                   ------------
New Mexico -- 0.2%
      415,000     AAA      New Mexico Mortgage Finance Authority, Single-Family
                             Mortgage Program, Series B, FHA-Insured,
                             8.300% due 3/1/20 (b) ............................................         431,687
                                                                                                   ------------
New York -- 5.2%
      700,000     NR       Brookhaven, NY IDA Agency, Memorial Hospital
                             Medical Center, Series A, 8.250% due 11/15/30 ....................         727,482

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
New York -- 5.2% (continued)
                           Monroe County, NY IDA Agency:
$   1,900,000     NR         Empire Sports Project, Series A, 6.250% due 3/1/28 ...............    $  1,566,246
    1,000,000     NR         Woodland Village Project, 8.550% due 11/15/32 ....................       1,037,910
    1,100,000     AAA      New York City, NY GO, Series H, MBIA-Insured,
                             Variable rate due 8/1/13 .........................................       1,100,000
                           New York City, NY IDA, Civic Facility Revenue:
    1,400,000     NR         7.500% due 8/1/26 ................................................       1,423,492
    1,400,000     NR         Special Needs Facility Pooled Program, Series A-1,
                               8.125% due 8/1/19 ..............................................       1,453,382
                           Suffolk County, NY IDA Civic Facility Revenue,
                             Southampton Hospital Association:
    1,000,000     NR           Series A, 7.250% due 1/1/20 ....................................         966,470
    1,000,000     NR           Series B, 7.625% due 1/1/30 ....................................         992,430
                                                                                                   ------------
                                                                                                      9,267,412
                                                                                                   ------------
North Carolina -- 2.1%
    2,300,000     NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                             International Airport, 5.600% due 7/1/27 (b) .....................       1,631,436
                           North Carolina Medical Care Commission:
                             Health Care Facilities Revenue, First Mortgage,
                             (De Paul Community Facilities Project):
    1,340,000     NR           6.125% due 1/1/28 ..............................................       1,140,166
    1,000,000     NR           7.625% due 11/1/29 .............................................         992,370
                                                                                                   ------------
                                                                                                      3,763,972
                                                                                                   ------------
Ohio -- 1.9%
    1,500,000     BBB      Cuyahoga County, OH Hospital Facilities Revenue,
                             (Canton Inc. Project), 7.500% due 1/1/30 .........................       1,618,110
                           Montgomery County, OH Health Systems Revenue, Series B-1,
                             Escrowed with state & local government securities
                             to 7/1/06 Call @ 102:
    1,035,000     AAA          Pre-Refunded, 8.100% due 7/1/18 ................................       1,253,996
      465,000     AAA          Un-Refunded, 8.100% due 7/1/18 .................................         537,810
    1,250,000     NR       Ohio State Solid Waste Revenue, Republic Engineered
                             Steels Inc.,  9.000% due 6/1/21 (b) ..............................          62,500
                                                                                                   ------------
                                                                                                      3,472,416
                                                                                                   ------------
Oklahoma -- 0.8%
    2,000,000     B-       Oklahoma Development Finance Authority Revenue,
                             Hillcrest Healthcare System, Series A,
                             5.625% due 8/15/29 ...............................................       1,420,640
                                                                                                   ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Pennsylvania -- 13.8%
$   2,200,000     B        Allegheny County, PA IDA, Airport Special Facilities Revenue,
                             (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) ............    $  2,150,632
                           Beaver County, PA IDA, PCR:
    1,500,000     BB+        Cleveland Electric Illuminating Co. Project,
                               7.625% due 5/1/25 ..............................................       1,613,400
    2,000,000     BB+        Toledo Edison Co. Project, 7.625% due 5/1/20 .....................       2,151,200
    3,000,000     NR       Dauphin County, PA General Authority Revenue, Hotel &
                             Conference Center-Hyatt Regency, 6.200% due 1/1/29 ...............       2,736,000
      200,000     AA       Geisinger Authority, PA Health System,
                             Variable Rate due 8/1/28 .........................................         200,000
    2,500,000     A3*      Luzerne County, PA IDA, Exempt Facilities Revenue,
                             (Pennsylvania Gas & Water Co. Project), Series B,
                             7.125% due 12/1/22 (b) ...........................................       2,637,250
    2,840,000     NR       Montgomery County, PA Higher Education & Health Authority
                             Revenue, Temple Continuing Care Center,
                             6.625% due 7/1/19 ................................................       2,528,083
      255,000     NR       Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                             Project), 6.875% due 2/1/03 ......................................         254,339
    1,000,000     AAA      Philadelphia, PA General Obligation, FSA-Insured,
                             5.000% due 9/15/31 ...............................................         974,130
    1,000,000     NR       Philadelphia, PA Authority for Industrial Development Revenue,
                             (Host Marriott LP Project), Remarketed 10/31/95,
                             7.750% due 12/1/17 (b) ...........................................       1,065,270
                           Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
      500,000     BBB-++     Allied Services Rehab Hospitals Project, Series A,
                               7.600% due 7/15/20 .............................................         517,820
                             Moses Taylor Hospital Project:
    1,905,000     BBB-         6.150% due 7/1/14 ..............................................       1,765,630
    3,050,000     BBB-         6.250% due 7/1/20 ..............................................       2,704,191
    1,500,000     NR       Waterlefe Community Development District, FL Golf Course
                             Revenue, 8.125% due 10/1/25 ......................................       1,510,215
    2,000,000     NR       Westmoreland County, PA IDA, Redstone, Series B,
                             8.125% due 11/15/30 ..............................................       2,011,620
                                                                                                   ------------
                                                                                                     24,819,780
                                                                                                   ------------
South Carolina -- 2.3%
                           Connector 2000 Association Inc., SC Toll Road Revenue,
                             Sr. Notes:
                               Capital Appreciation, Series B:
    3,100,000     BBB-           Zero coupon bond to yield 7.956% due 1/1/27 ..................         485,584
    7,750,000     BBB-           Zero coupon bond to yield 8.150% due 1/1/34 ..................         728,500
    2,000,000     BBB-         Southern Connector Project, Series A,
                                 5.375% due 1/1/38 ............................................       1,621,980

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
South Carolina -- 2.3% (continued)
$     600,000     NR       Florence County, SC IDR, Stone Container Corp.,
                             7.375% due 2/1/07 ................................................    $    605,232
      655,000     NR       McCormick County, SC COP, 9.750% due 7/1/09 ........................         658,615
                                                                                                   ------------
                                                                                                      4,099,911
                                                                                                   ------------
South Dakota -- 0.9%
    1,685,000     NR       Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                             7.500% due 7/1/13 ................................................       1,689,482
                                                                                                   ------------
Tennessee -- 0.8%
    1,415,000     NR       Shelby County, TN Health, Educational & Housing Facilities
                             Board Revenue, Multi-Family Housing, (Hedgerow
                             Apartments Project), 6.875% due 7/1/36 ...........................       1,368,659
                                                                                                   ------------
Texas -- 8.4%
                           Bexar County, TX Housing Financial Corporation,
                             Multi-Family Housing:
    1,000,000     NR           Continental Lady Ester, Series A, 6.875% due 6/1/29 ............         969,190
    1,195,000     Baa3*        Nob Hill Apartments, Series B, 8.500% due 6/1/31 ...............       1,188,320
    2,000,000     Ba2*     El Paso, TX International Airport Revenue, Special Facilities,
                             (Marriott Corp. Project), 7.750% due 3/1/12 ......................       2,054,760
    3,000,000     BB       Houston, TX Airport Systems Revenue Special Facilities,
                             Continental Airlines Inc., Series C,
                             6.125% due 7/15/27 (b) ...........................................       2,674,680
                           Houston, TX Hotel Occupancy Tax & Special Revenue,
                             Capital Appreciation, Series B, AMBAC-Insured:
    3,000,000     AAA          Zero coupon bond to yield due 9/1/32 ...........................         542,400
    1,000,000     AAA          Zero coupon bond to yield due 9/1/33 ...........................         170,580
   10,000,000     AAA      Houston, TX Water & Sewer System Revenue, Capital
                             Appreciation, Series A, FSA-Insured, zero coupon bond to
                             yield 5.500% due 12/1/28 .........................................       2,252,100
    1,000,000     CCC++    Northgate Crossing, TX GO Municipal Utility, District No. 1,
                             8.875% due 12/1/13 ...............................................       1,015,880
                           Sam Rayburn, TX Municipal Power Agency, Series A:
    2,645,000     BB         6.750% due 10/1/14 ...............................................       2,675,312
    1,500,000     BB         6.250% due 10/1/17 ...............................................       1,471,470
                                                                                                   ------------
                                                                                                     15,014,692
                                                                                                   ------------
Utah -- 1.8%
    1,645,000     NR       Hurricane, UT Health Facilities Development Revenue,
                             (Mission Health Services Project), 10.500% due 7/1/20 ............       1,316,000
    2,000,000     NR       Utah State HFA Revenue, (RHA Community Services
                             of Utah Inc. Project), Series A, 6.875% due 7/1/27 ...............       1,886,080
                                                                                                   ------------
                                                                                                      3,202,080
                                                                                                   ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 2001
================================================================================

     FACE
    AMOUNT        RATING(a)                      SECURITY                                              VALUE
===============================================================================================================
Virginia -- 2.2%
$     595,000     NR       Alexandria, VA Redevelopment & Housing Authority,
                             Multi-Family Housing Revenue, (Parkwood Court
                             Apartments Project), Series C, 8.125% due 4/1/30 .................    $    613,344
    1,000,000     NR       Fairfax County, VA EDA Revenue, Retirement Community,
                             Greenspring Village Inc., Series A, 7.500% due 10/1/29 ...........       1,073,400
   23,400,000     BBB-     Pocahontas Parkway Association, VA Toll Road Revenue,
                             Capital Appreciation, Sr. Notes, Series B, zero coupon
                             bond to yield 7.438% due 8/15/34 .................................       2,327,596
                                                                                                   ------------
                                                                                                      4,014,340
                                                                                                   ------------
West Virginia -- 0.6%
    1,000,000     NR       West Virginia EDA Revenue, (Stonewall Jackson Project),
                             Series B, 8.000% due 4/1/30 ......................................       1,038,330
                                                                                                   ------------
Wisconsin -- 0.6%
    1,770,000     NR       Wisconsin State Health & Educational Facilities Authority
                             Revenue, Benchmark Healthcare of Green Bay Inc. Project,
                             Series A, 7.750% due 5/1/27 ......................................       1,062,000
                                                                                                   ------------

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $186,568,581**) ...........................................    $179,681,407
                                                                                                   ============

----------
(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"), or those which are identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps ("Fitch").
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                       July 31, 2001 (unaudited)

================================================================================

--------------------------------------------------------------------------------
                                        Standard &          Percent of
         Moody's         and/or          Poor's         Total Investments
--------------------------------------------------------------------------------
           Aaa                             AAA                   6.6%
           Aa                              AA                    0.1
            A                               A                    4.4
           Baa                             BBB                  14.3*
           Ba                              BB                   12.4
            B                               B                    5.0
           Caa                             CCC                   0.6**
           NR                              NR                   56.6
                                                               -----
                                                               100.0%
                                                               =====

 *    0.3% was rated by Fitch IBCA, Duff & Phelps.
**    0.6% was rated by Fitch IBCA, Duff & Phelps.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,     -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

================================================================================

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC,       -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)

================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
                Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
                Construction Loan Insurance
CONNIE     -- College Construction Loan
 LEE       --   Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                Corporation
FLAIRS     -- Floating Adjustable Interest Rate
                Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development
                Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
                Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund
                Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest
                Tax-Exempt Securities
SYCC       -- Structured Yield Curve
                Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
                Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday
                Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                   July 31, 2001

================================================================================

ASSETS
   Investments, at value (Cost -- $186,568,581) ..............    $ 179,681,407
   Cash ......................................................           11,415
   Interest receivable .......................................        2,836,873
                                                                  -------------
   Total Assets ..............................................      182,529,695
                                                                  -------------

LIABILITIES:
   Payable for securities purchased ..........................        1,500,000
   Dividends payable .........................................          219,686
   Investment advisory fee payable ...........................           66,453
   Administration fee payable ................................           32,966
   Accrued expenses ..........................................            7,115
                                                                  -------------
   Total Liabilities .........................................        1,826,220
                                                                  -------------
Total Net Assets .............................................    $ 180,703,475
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     206,064
   Capital paid in excess of par value .......................      191,267,849
   Undistributed net investment income .......................          311,335
   Accumulated net realized loss from security transactions ..       (4,194,599)
   Net unrealized depreciation of investments ................       (6,887,174)
                                                                  -------------
Total Net Assets .............................................    $ 180,703,475
                                                                  =============
Shares Outstanding ...........................................       20,606,445
                                                                  -------------
Net Asset Value ..............................................    $        8.77
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                         For the Nine Months Ended July 31, 2001

================================================================================

INVESTMENT INCOME:
   Interest ..................................................     $ 10,203,570
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) .........................          538,128
   Administration fees (Note 3) ..............................          269,064
   Shareholder communications ................................          127,929
   Audit and legal ...........................................           36,231
   Directors' fees ...........................................           24,598
   Shareholder and system servicing fees .....................           22,370
   Pricing service fees ......................................           12,285
   Custody ...................................................            5,716
   Other .....................................................            5,301
                                                                   ------------
   Total Expenses ............................................        1,041,622
                                                                   ------------
Net Investment Income ........................................        9,161,948
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales .....................................       19,800,887
     Cost of securities sold .................................       20,388,954
                                                                   ------------
   Net Realized Loss .........................................         (588,067)
                                                                   ------------

   Change in Net Unrealized Depreciation of Investments:
     Beginning of period .....................................       (5,349,978)
     End of period ...........................................       (6,887,174)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................       (1,537,196)
                                                                   ------------
Net Loss on Investments ......................................       (2,125,263)
                                                                   ------------
Increase in Net Assets From Operations .......................     $  7,036,685
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                              For the Nine Months Ended July 31, 2001 (unaudited
                                             and the Year Ended October 31, 2000

================================================================================

                                                      2001             2000
                                                      ----             ----
Operations:
   Net investment income .....................   $   9,161,948    $  12,187,511
   Net realized loss .........................        (588,067)        (747,050)
   Increase in net unrealized depreciation ...      (1,537,196)      (2,294,875)
                                                 -------------    -------------
   Increase in Net Assets From Operations ....       7,036,685        9,145,586
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income .....................      (8,954,283)     (11,904,853)
                                                 -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ...........      (8,954,283)     (11,904,853)
                                                 -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ...............       1,295,238               --
                                                 -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions .................       1,295,238               --
                                                 -------------    -------------
Decrease in Net Assets .......................        (622,360)      (2,759,267)

NET ASSETS:
   Beginning of period .......................     181,325,835      184,085,102
                                                 -------------    -------------
   End of period* ............................   $ 180,703,475    $ 181,325,835
                                                 =============    =============

* Includes undistributed net investment
    income of ................................   $     311,335    $     103,670
                                                 =============    =============


                      See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)

================================================================================

      1.    Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis, market discount is recognized on disposition of security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      2.    Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      4.    Investments

      During the nine months ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ..........................................                 $23,273,233
                                                                     -----------
Sales ..............................................                 $19,800,887
                                                                     ===========

    At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................           $  5,503,302
Gross unrealized depreciation ..........................            (12,390,476)
                                                                   ------------
Net unrealized depreciation ............................           $ (6,887,174)
                                                                   ============

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      5.    Capital Loss Carryforwards

      At October 31, 2000, the Fund had, for Federal income tax purposes, approximately $3,606,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                           2002       2003      2004      2005      2007      2008
                        ----------  --------  --------  --------  --------  --------
Carryforward amounts    $1,197,000  $270,000  $205,000  $400,000  $786,000  $748,000

      6.    Capital Shares

      At July 31, 2001, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share. Capital stock transactions were as follows:

                                     Nine Months Ended             Year Ended
                                       July 31, 2001            October 31, 2000
                                     -----------------          ----------------
                                     Shares     Amount          Shares    Amount
                                    -------  ----------         ------    ------
Shares issued on reinvestment ...   151,362  $1,295,238           --        --
                                    =======  ==========         ======    ======

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights

================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                  2001(1)         2000         1999         1998         1997         1996
                                 --------       --------     --------     --------     --------     --------
Net Asset Value,
  Beginning of Period ........   $   8.86       $   9.00     $   9.77     $   9.76     $   9.53     $   9.51
                                 --------       --------     --------     --------     --------     --------
Income (Loss) From Operations:
  Net investment income ......       0.45           0.60         0.58         0.60         0.61         0.63
  Net realized and
    unrealized gain (loss) ...      (0.10)         (0.16)       (0.76)        0.03         0.24           --
                                 --------       --------     --------     --------     --------     --------
Total Income (Loss)
  From Operations ............       0.35           0.44        (0.18)        0.63         0.85         0.63
                                 --------       --------     --------     --------     --------     --------
Less Distributions From:
  Net investment income ......      (0.44)         (0.58)       (0.59)       (0.61)       (0.62)       (0.61)
  In excess of net
    investment income ........         --             --           --        (0.01)          --           --
                                 --------       --------     --------     --------     --------     --------
Total Distributions ..........      (0.44)         (0.58)       (0.59)       (0.62)       (0.62)       (0.61)
                                 --------       --------     --------     --------     --------     --------
Net Asset Value,
  End of Period ..............   $   8.77       $   8.86     $   9.00     $   9.77     $   9.76     $   9.53
                                 ========       ========     ========     ========     ========     ========
Total Return,
  Based on Market Value ......      13.23%++        9.39%      (15.76)%       9.34%       17.22%       10.22%
                                 --------       --------     --------     --------     --------     --------
Total Return,
  Based on Net Asset Value ...       4.20%++        5.97%       (1.79)%       6.75%        9.41%        7.39%
                                 --------       --------     --------     --------     --------     --------
Net Assets,
  End of Period (000s) .......   $180,703       $181,326     $184,085     $197,944     $194,133     $187,303
                                 ========       ========     ========     ========     ========     ========
Ratios to Average Net Assets:
  Expenses ...................       0.77%+         0.71%        0.73%        0.74%        0.74%        0.77%
  Net investment income ......       6.81+          6.72         6.08         6.07         6.38         6.65
Portfolio Turnover Rate ......         11%            27%          27%          57%          35%          17%

Market Value, End of Period ..   $  8.740       $  8.125     $  8.000     $ 10.125     $  9.875     $  9.000

----------
(1)   For the nine months ended July 31, 2001 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)

================================================================================

                                                                     Dividend
 Record      Payable         NYSE         Net Asset    Dividend    Reinvestment
  Date        Date      Closing Price*     Value*        Paid          Price
 ------      -------    --------------    ---------    --------    ------------
11/23/98    11/27/98        $10.188        $9.72       $0.0510         $9.68
12/21/98    12/24/98         10.000         9.71        0.0485          9.52
 1/26/99     1/29/99          9.625         9.73        0.0485          9.53
 2/23/99     2/26/99          9.625         9.71        0.0485          9.52
 3/23/99     3/26/99          9.750         9.67        0.0485          9.48
 4/27/99     4/30/99          9.563         9.64        0.0485          9.45
 5/25/99     5/28/99          9.250         9.58        0.0485          9.35
 6/22/99     6/25/99          9.000         9.46        0.0485          9.08
 7/27/99     7/30/99          8.938         9.46        0.0485          8.84
 8/24/99     8/27/99          8.562         9.27        0.0485          8.79
 9/21/99     9/24/99          8.375         9.22        0.0485          8.37
10/26/99    10/29/99          7.625         9.00        0.0485          7.98
11/22/99    11/26/99          7.938         9.03        0.0485          7.74
12/27/99    12/30/99          7.313         8.86        0.0485          7.38
 1/25/00     1/28/00          7.750         8.70        0.0485          7.84
 2/22/00     2/25/00          7.813         8.65        0.0485          7.66
 3/28/00     3/31/00          7.438         8.80        0.0485          7.58
 4/25/00     4/28/00          7.625         8.76        0.0485          7.62
 5/23/00     5/26/00          7.750         8.60        0.0485          7.75
 6/27/00     6/30/00          7.563         8.74        0.0485          7.85
 7/25/00     7/28/00          8.094         8.78        0.0485          8.28
 8/22/00     8/25/00         8.4375         8.84        0.0485          8.51
 9/26/00     9/29/00         8.1875         8.83        0.0485          8.36
10/24/00    10/27/00         8.1250         8.86        0.0485          8.10
11/20/00    11/24/00          8.060         8.25        0.0485          7.96
12/26/00    12/29/00         8.0625         8.81        0.0485          8.49
 1/23/01     1/26/01         8.8125         8.79        0.0485          8.61
 2/20/01     2/23/01          8.740         8.77        0.0485          8.60
 3/27/01     3/30/01          8.380         8.77        0.0485          8.57
 4/24/01     4/27/01          8.680         8.67        0.0485          8.50
 5/22/01     5/25/01          8.620         8.69        0.0485          8.52
 6/26/01     6/29/01          8.630         8.71        0.0485          8.54
 7/24/01     7/27/01          8.570         8.75        0.0485          8.57

-------
*As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)

================================================================================

                                                                                           Net Increase
                                           Net                 Net Realized                 (Decrease)
                Investment              Investment            and Unrealized              in Net Assets
                  Income                  Income                Gain (Loss)              From Operations
            -------------------    -------------------    ----------------------     ----------------------
 Quarter                   Per                    Per                       Per                        Per
  Ended        Total      Share       Total      Share        Total        Share         Total        Share
--------      ------      -----       -----      -----        -----        -----         -----        -----
 1/31/99    $3,334,071    $0.16    $2,963,369    $0.15    $  (585,286)    $(0.03)    $ 2,378,083    $  0.12
 4/30/99     3,361,488     0.16     2,990,635     0.15     (2,036,950)     (0.10)        953,685       0.05
 7/31/99     3,265,290     0.16     2,898,717     0.14     (4,105,413)     (0.20)     (1,206,696)     (0.06)
10/31/99     3,269,246     0.16     2,951,688     0.14     (8,885,590)     (0.43)     (5,933,902)     (0.29)
 1/31/00     3,388,350     0.17     3,059,977     0.15     (7,328,329)     (0.35)     (4,268,352)     (0.20)
 4/30/00     3,238,496     0.16     2,931,920     0.14      1,882,412       0.09       4,814,332       0.23
 7/31/00     3,448,458     0.17     3,122,207     0.16      1,208,370       0.05       4,330,577       0.21
10/31/00     3,397,409     0.17     3,073,407     0.15      1,195,622       0.05       4,269,029       0.20
 1/31/01     3,404,660     0.17     3,063,827     0.15     (1,657,885)     (0.08)      1,405,942       0.07
 4/30/01     3,342,684     0.16     2,998,954     0.15     (2,152,580)     (0.11)        846,374       0.04
 7/31/01     3,456,226     0.17     3,099,167     0.15      1,685,202       0.09       4,784,369       0.24

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)

================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of July 31, 2001, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund

================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
8800 Tinicum Blvd.
Third Floor Suite 200
Philadelphia, Pennsylvania 19153

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

                     (This page intentionally left blank.)

                                   [CLIP ART]


This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                                125 Broad Street
                                10th Floor, MF-2
                               New York, NY 10004

                                  FD01013 9/01